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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     SEPTEMBER 27, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



       CALIFORNIA                             0-18225                      77-0059951
(State or other jurisdiction                (Commission                  (IRS Employer
      of incorporation)                    File Number)                Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On September 27, 2000, Cisco Systems, Inc. (the "Registrant") agreed to acquire Vovida Networks, Inc., a Delaware corporation, and IPCell Technologies,
Inc., a Texas corporation, for a combined total of approximately $367 million in Registrant stock. A copy of the press release issued by the Registrant on September 28, 2000 concerning the foregoing transactions are filed herewith as
Exhibit 20.1 and are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits.

          20.1 Press Release of Registrant, dated September 28, 2000, announcing Registrant's agreement to acquire Vovida Networks, Inc. and IPCell Technologies, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CISCO SYSTEMS, INC.

Dated:  September 29, 2000          By: /s/ DANIEL SCHEINMAN
                                        ----------------------------
                                        Daniel Scheinman, Senior Vice President,
                                        Legal and Government Affairs



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                                  EXHIBIT INDEX

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
Exhibit
Number                        Description of Document
-------                       -----------------------
 20.1     Press Release of Registrant, dated September 28, 2000, announcing
          Registrant's agreement to acquire Vovida Networks, Inc. and IPCell
          Technologies, Inc.


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